UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04077

Name of Fund:  Merrill Lynch U.S. Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch U.S. Government Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
U.S. Government Fund


Annual Report
August 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch U.S. Government Fund
Box 9011
Princeton, NJ
08543-9011


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A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:


Total Returns as of August 31, 2005                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.33%        +12.56%
Small-cap U.S. equities (Russell 2000 Index)                            +5.75%        +23.10%
International equities (MSCI Europe Australasia Far East Index)         +1.98%        +23.58%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.85%        + 4.15%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.85%        + 5.31%
High yield bonds (Credit Suisse First Boston High Yield Index)          +1.35%        + 8.98%


Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



We are pleased to present to you the management team of

           Merrill Lynch U.S. Government Fund


Laura Powers, Frank Viola and Thomas Musmanno are portfolio managers of Merrill Lynch U.S. Government Fund. Ms. Powers, who joined Merrill Lynch Investment Managers (MLIM) in 1988, received a bachelor's degree from Winona State University and is a Certified Public Accountant. Mr. Viola, who joined MLIM in 1997, earned a bachelor's degree from The Pennsylvania State University and is a CFA (R) charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries. Mr. Musmanno, who joined MLIM in 1993, received a bachelor's degree from Siena College and an MBA from St. John's University. He is a CFA charterholder and a member of the Association for Investment Management and Research and the New York Society of Security Analysts.


Table of Contents

A Letter From the President                                                2
A Discussion With Your Fund's Portfolio Managers                           4
Performance Data                                                           6
Disclosure of Expenses                                                     8
Schedule of Investments                                                    9
Portfolio Information                                                     13
Financial Statements                                                      14
Financial Highlights                                                      17
Notes to Financial Statements                                             22
Report of Independent Registered Public Accounting Firm                   28
Important Tax Information                                                 28
Officers and Trustees                                                     29

CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the Association for Investment Management and Research.



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


A Discussion With Your Fund's Portfolio Managers


The Fund provided returns in line with those of its peers in the Lipper Intermediate U.S. Government Funds category and was able to increase its distribution yield during the fiscal year.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2005, Merrill Lynch U.S. Government Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +3.22%, +2.68%, +2.53%, +3.47% and +2.96%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Citigroup Mortgage Index returned +4.05%, and the Fund's new benchmark, the Citigroup Government/Mortgage Index, returned +4.04%. Effective June 30, 2005, the Fund changed its benchmark to coincide with a name change and the elimination of a non-fundamental investment restriction that required the portfolio to invest at least 80% of its assets in mortgage-related government securities.* The Fund now invests at least 80% of its net assets in U.S. government and U.S. government agency securities while maintaining its investment objective of seeking high current return. The new benchmark provides a better representation of the Fund's composition and, therefore, a more suitable measure of performance.

The Fund's comparable Lipper category is now the Intermediate U.S. Government Funds category, which provided an average return of +2.71% for the 12-month period ended August 31, 2005. (Funds in this Lipper category invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of three to 10 years.)

The yield curve continued to flatten during the year, with the spread between the two-year and the 10-year Treasury narrowing from 172 basis points (1.72%) at August 31, 2004 to just 18 basis points at August 31, 2005. Against this backdrop, our yield curve position, which was based on the expectation for a flattening trend, benefited performance. Specifically, we overweighted longer-dated bonds (10-year and 30-year maturities) and underweighted shorter-maturity issues in the two-year to three-year range. In an environment where the Federal Reserve Board (the Fed) was increasing short-term interest rates and inflation expectations were fairly muted, we believed that the difference between the two-year and 10-year Treasury yields would gradually move closer to zero. This occurred as the short-term interest rate followed the federal funds rate higher and longer-term yields held stable or declined. As bond prices move opposite of yields, longer-dated securities outperformed shorter-maturity issues, increasing return.

The Fund's allocation to prepayment-protected mortgage securities also was additive to performance. At period-end, approximately 30% of the Fund's net assets was invested in Ginnie Mae (Government National Mortgage Association) project loans and construction loans as well as Fannie Mae (Federal National Mortgage Association) DUS (delegated underwriting and servicing). Residential mortgages experienced accelerated prepayments as homeowners sought to take advantage of the low long-term interest rates and refinance their debt. The structured mortgage products, however, offer built-in prepayment protection in the form of prepayment penalties, to which the Fund is generally entitled when there is a prepayment. These securities provide less yield than mortgage pass-through securities, but more yield than Treasury issues and agency debentures while also offering much better prepayment protection.

Hindering performance versus the benchmarks was the Fund's short duration position. We reduced the Fund's duration based on our belief that economic growth would be strong, particularly throughout the first half of 2005, prompting interest rates to rise (and bond prices to fall). However, it appeared that economic growth, while positive, was somewhat disappointing to market participants, causing longer-term interest rates to hold firm or decline. Historically, in a monetary tightening environment, the Treasury curve has tended to flatten, with short-term interest rates rising more than longer-term rates. While our yield curve bias protected the Fund against some of this, our overall short duration position detracted from performance. In this particular cycle, however, longer rates actually declined as the Fed raised the short-term interest rate target. This defied our expectations - and those of the Fed.



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



What changes were made to the portfolio during the period?

The Fund's new benchmark, the Citigroup Government/Mortgage Index, comprises 50% residential mortgages, 35% Treasury issues and 15% agency debentures. The Fund's former benchmark comprised 100% mortgages, and the portfolio was required to invest at least 80% in government mortgage products. Thus, the biggest change during the period was the reduction of the portfolio's residential mortgage position from 100% of net assets to about 50%. At the same time, we increased exposure to structured products, which offered the prepayment protection described earlier and served as a surrogate for the positively convex agency debt and Treasury bonds represented in the Index.

Residential mortgages tend to do well in stable interest rate environments. Having reduced our residential mortgage position, but still expecting less volatility in interest rates, we sold options as an alternate way to express our view that rates would stay relatively range-bound.

We maintained the Fund's yield curve flattening bias throughout most of the year, removing it in the final month of the period. We began the shift toward neutral in mid-August when yield spreads (between two- and 10-year Treasury issues) hit our target level of approximately 20 basis points. After Hurricane Katrina devastated the Gulf Coast on August 29, we felt inflationary pressures could increase, thereby slowing economic growth in 2006 and prompting yields to rise; therefore, we removed the remainder of the curve flattening bias.

Throughout the fiscal year, we continued to deemphasize total return trades in favor of transactions that we believed could positively affect the current yield of the portfolio. As a result, we were successfully able to increase the Fund's distribution yield - the monthly income paid to shareholders - from approximately 1% to 3.75% by period-end.


How would you characterize the Fund's position at the close of the period?

At period-end, our strategy centered on two primary themes, which we intend to pursue in the months ahead. First, we intend to maintain a duration posture modestly shorter than that of our benchmark. While we believe economic growth will be slightly below trend levels, we expect that longer-term interest rates will rise in response to what we would still consider positive economic activity. Second, we intend to seek a competitive yield for our shareholders. There is clearly some uncertainty regarding the absolute level and shape of the Treasury yield curve. Thus, we will continue to invest heavily in structured product as a proxy for agency debt and Treasury securities in an effort to both add structure to the portfolio and generate incremental yield above that offered by the Treasury and agency asset classes.

We believe the Fed is approaching the end of its measured monetary tightening campaign. Consensus expectations are that the Fed will raise interest rates twice more in 2005, which gives us enough reason to maintain a short duration. However, because we are nearing the end of the cycle, we believe a more neutral bias on the yield curve is appropriate rather than trying to exploit any further flattening. Having said that, we will continue to monitor economic data and Fed language for signs of interest rate direction, particularly in the aftermath of Hurricane Katrina, and we stand ready to adjust our approach as needed.


Frank Viola
Vice President and Co-Portfolio Manager


Thomas Musmanno
Vice President and Co-Portfolio Manager


Laura Powers
Vice President and Co-Portfolio Manager


September 13, 2005


* Effective June 30, 2005, Merrill Lynch U.S. Government Mortgage Fund (the "Fund") changed its name to Merrill Lynch U.S. Government Fund. As a result of this name change, the Fund revised its non-fundamental investment restriction of investing at least 80% of its assets in U.S. government securities representing an ownership interest in mortgage pools, or U.S. government and U.S. government agency securities of issuers whose primary purpose is to facilitate the making of residential or commercial mortgages, to eliminate the reference to mortgage securities. As a non-fundamental investment restriction, the Fund will now invest, under normal circumstances, at least 80% of its assets in U.S. government and U.S. government agency securities. In addition, the Fund will target an average remaining maturity of between three and 10 years (for mortgage-backed securities, maturity will be considered to be the average remaining life based on certain prepayment assumptions). These changes do not affect any investor's holding in the Fund or the Fund's investment objective to seek high current return through investments in U.S. government securities and U.S. government agency securities, including Government National Mortgage Association mortgage-backed certificates and other mortgage-backed government securities.



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                        6-Month         12-Month         10-Year        Standardized
As of August 31, 2005                                 Total Return    Total Return     Total Return     30-Day Yield
ML U.S. Government Fund Class A Shares*                  +2.37%          +3.22%           +75.34%           3.34%
ML U.S. Government Fund Class B Shares*                  +2.11           +2.68            +66.82            2.96
ML U.S. Government Fund Class C Shares*                  +1.98           +2.53            +65.84            2.90
ML U.S. Government Fund Class I Shares*                  +2.40           +3.47            +79.77            3.57
ML U.S. Government Fund Class R Shares*                  +2.15           +2.96            +71.78            3.23
Citigroup Government/Mortgage Index**                    +2.96           +4.04            +89.50             --
Citigroup Mortgage Index***                              +2.50           +4.05            +90.01             --

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

 ** This unmanaged Index is a subset of the Citigroup U.S. Broad Investment Grade (USBIG) Index, tracking the performance of the U.S. Treasury/government-sponsored component (fixed rate issues with a maturity of one year or longer) and the mortgage component (15- and 30-year mortgages) of the USBIG.

*** This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML U.S. Government Fund++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in Citigroup Government/Mortgage Index++++ and Citigroup Mortgage Index++++++. Values illustrated are as follows:


ML U.S. Government Fund++
Class A Shares*

Date                                             Value

August 1995                                    $ 9,600.00
August 1996                                    $10,007.00
August 1997                                    $10,987.00
August 1998                                    $11,796.00
August 1999                                    $11,912.00
August 2000                                    $12,755.00
August 2001                                    $14,214.00
August 2002                                    $15,290.00
August 2003                                    $15,585.00
August 2004                                    $16,308.00
August 2005                                    $16,832.00


ML U.S. Government Fund++
Class B Shares*

Date                                             Value

August 1995                                    $10,000.00
August 1996                                    $10,390.00
August 1997                                    $11,297.00
August 1998                                    $12,122.00
August 1999                                    $12,178.00
August 2000                                    $12,973.00
August 2001                                    $14,382.00
August 2002                                    $15,391.00
August 2003                                    $15,607.00
August 2004                                    $16,247.00
August 2005                                    $16,682.00


ML U.S. Government Fund++
Class C Shares*

Date                                             Value

August 1995                                    $10,000.00
August 1996                                    $10,385.00
August 1997                                    $11,287.00
August 1998                                    $12,104.00
August 1999                                    $12,154.00
August 2000                                    $12,941.00
August 2001                                    $14,340.00
August 2002                                    $15,339.00
August 2003                                    $15,547.00
August 2004                                    $16,175.00
August 2005                                    $16,584.00


ML U.S. Government Fund++
Class I Shares*

Date                                             Value

August 1995                                    $ 9,600.00
August 1996                                    $10,032.00
August 1997                                    $11,004.00
August 1998                                    $11,897.00
August 1999                                    $12,045.00
August 2000                                    $12,916.00
August 2001                                    $14,428.00
August 2002                                    $15,574.00
August 2003                                    $15,900.00
August 2004                                    $16,678.00
August 2005                                    $17,258.00


ML U.S. Government Fund++
Class R Shares*

Date                                             Value

August 1995                                    $10,000.00
August 1996                                    $10,399.00
August 1997                                    $11,349.00
August 1998                                    $12,209.00
August 1999                                    $12,299.00
August 2000                                    $13,123.00
August 2001                                    $14,588.00
August 2002                                    $15,668.00
August 2003                                    $15,989.00
August 2004                                    $16,684.00
August 2005                                    $17,178.00


Citigroup Government/Mortgage Index++++

Date                                             Value

August 1995                                    $10,000.00
August 1996                                    $10,418.00
August 1997                                    $11,431.00
August 1998                                    $12,674.00
August 1999                                    $12,776.00
August 2000                                    $13,786.00
August 2001                                    $15,404.00
August 2002                                    $16,769.00
August 2003                                    $17,233.00
August 2004                                    $18,214.00
August 2005                                    $18,950.00


Citigroup Mortgage Index++++++

Date                                             Value

August 1995                                    $10,000.00
August 1996                                    $10,504.00
August 1997                                    $11,594.00
August 1998                                    $12,587.00
August 1999                                    $12,827.00
August 2000                                    $13,868.00
August 2001                                    $15,514.00
August 2002                                    $16,799.00
August 2003                                    $17,217.00
August 2004                                    $18,262.00
August 2005                                    $19,001.00

     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests at least 80% of its assets in U.S. government and U.S.
       government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.

  ++++ This unmanaged Index is a subset of the Citigroup U.S. Broad Investment
       Grade (USBIG) Index, tracking the performance of the U.S. Treasury/ government-sponsored component (fixed rate issues with a maturity of one year or longer) and the mortgage component (15-year and 30-year mortgages) of the USBIG.

++++++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

       Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/05                   +3.22%           -0.91%
Five Years Ended 8/31/05                 +5.70            +4.84
Ten Years Ended 8/31/05                  +5.78            +5.35


                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 8/31/05                   +2.68%           -1.30%
Five Years Ended 8/31/05                 +5.16            +4.83
Ten Years Ended 8/31/05                  +5.25            +5.25


                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 8/31/05                   +2.53%           +1.53%
Five Years Ended 8/31/05                 +5.09            +5.09
Ten Years Ended 8/31/05                  +5.19            +5.19


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 8/31/05                   +3.47%           -0.66%
Five Years Ended 8/31/05                 +5.97            +5.11
Ten Years Ended 8/31/05                  +6.04            +5.61


Class R Shares                            Return

One Year Ended 8/31/05                     +2.96%
Five Years Ended 8/31/05                   +5.53
Ten Years Ended 8/31/05                    +5.56


     * Maximum sales charge is 4%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 31, 2005 and held through August 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value          March 31, 2005
                                                       March 31,             August 31,           to August 31,
                                                          2005                  2005                   2005
Actual

Class A                                                  $1,000              $1,023.70                $5.25
Class B                                                  $1,000              $1,021.10                $7.90
Class C                                                  $1,000              $1,019.80                $8.15
Class I                                                  $1,000              $1,024.00                $3.98
Class R                                                  $1,000              $1,021.50                $6.52

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,020.01                $5.24
Class B                                                  $1,000              $1,017.39                $7.88
Class C                                                  $1,000              $1,017.14                $8.13
Class I                                                  $1,000              $1,021.27                $3.97
Class R                                                  $1,000              $1,018.75                $6.51

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.03% for
   Class A, 1.55% for Class B, 1.60% for Class C, .78% for Class I and 1.28% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Schedule of Investments
                                                           Face         Interest            Original Maturity
Issue                                                     Amount          Rate                   Date(s)                 Value
U.S. Government & Agency Obligations--13.6%

Fannie Mae                                            $   8,000,000       6.25  %               5/15/2029         $     9,826,208
                                                         51,200,000       6.625                 9/15/2009              55,923,763

Federal Farm Credit Bank                                 15,500,000       4.55                  6/08/2020              15,357,183

Freddie Mac                                              25,000,000       4.375                 9/17/2010              25,228,175

U.S. Treasury Bonds                                      10,400,000       5.375               2/15/2031 (c)            12,193,189
                                                         42,200,000       7.125                 2/15/2023              56,674,938
                                                         15,000,000       7.625                 2/15/2025              21,479,880
                                                         10,000,000       8.125                 8/15/2019              14,070,700

U.S. Treasury Notes                                       6,500,000       3.375                 2/28/2007               6,457,347
                                                         14,250,000       4.125               5/15/2015 (c)            14,341,841

Total U.S. Government & Agency Obligations (Cost--$226,602,407)--13.6%                                                231,553,224


U.S. Government Agency Mortgage-Backed Obligations*--56.6%

Fannie Mae Guaranteed Pass-Through Certificates          44,131,199       0.686 (1)(3)          2/25/2013                 964,073
                                                          5,195,492       4.28                  2/01/2010               5,159,946
                                                         23,657,903       4.50                  9/01/2034              22,973,865
                                                          3,469,155       4.62                  11/01/2014              3,490,102
                                                         33,661,056       4.655                 2/01/2015              33,946,727
                                                          9,788,560       4.68                  2/01/2015               9,888,506
                                                          8,752,962       4.70                  3/01/2015               8,854,195
                                                          6,434,126       4.72                  3/01/2014               6,484,613
                                                         53,501,539       4.86            1/01/2015 - 2/01/2015        53,967,306
                                                         28,725,000       4.861                 9/01/2035              28,859,648
                                                          7,961,612       4.94                  3/01/2015               8,194,240
                                                          1,324,990       5.00            5/01/2018 - 3/01/2020         1,346,315
                                                         18,721,998       5.00                  8/01/2035              18,602,920
                                                          8,919,928       5.01                  1/01/2015               9,149,492
                                                         86,429,565       5.50            3/01/2032 - 2/01/2035        87,366,912
                                                          3,321,628       6.50            12/01/2008 - 2/01/2014        3,445,453
                                                          1,450,709       6.50                  3/01/2033               1,502,417
                                                            277,611       7.00 (3)              7/01/2026                  51,874
                                                          1,638,772       7.16                  1/25/2022               1,679,134
                                                          7,299,286       7.50            7/01/2016 - 12/01/2032        7,744,088
                                                             24,732       8.00            9/01/2024 - 9/01/2027            26,517
                                                          1,355,994       8.50            8/01/2012 - 7/15/2023         1,484,757
                                                            388,814      11.00            2/01/2011 - 8/01/2020           431,537
                                                            289,142      13.00            9/01/2013 - 3/01/2015           325,788

Freddie Mac Mortgage Participation Certificates         129,422,259       5.00            1/01/2019 - 4/01/2020       130,474,389
                                                         37,882,753       5.00                  7/01/2035              37,629,969
                                                         11,783,622       5.50            3/01/2016 - 8/01/2019        12,044,837
                                                        108,598,094       5.50            1/01/2035 - 3/01/2035       109,835,363
                                                          6,851,976       6.00            3/01/2016 - 6/01/2017         7,069,913
                                                         49,959,098       6.00            1/01/2032 - 9/01/2034        51,173,280
                                                          2,761,501       6.50                  8/01/2029               2,865,830
                                                          1,819,390       7.00                  4/01/2032               1,903,712
                                                          1,234,795       7.50            5/01/2009 - 10/01/2011        1,302,165
                                                         19,100,810       7.50            8/01/2017 - 12/01/2032       20,291,170
                                                          1,283,214       8.00            1/01/2008 - 7/01/2012         1,358,231
                                                          2,197,471       8.00            10/01/2027 - 8/01/2032        2,351,492
                                                            356,323       8.50            1/01/2025 - 7/01/2025           388,813
                                                                314      10.00                  7/01/2019                     348
                                                          1,485,639      10.50            1/01/2010 - 12/01/2020        1,664,925
                                                            233,329      11.00            8/01/2010 - 9/01/2020           260,140
                                                            189,445      11.50            12/01/2011 - 6/01/2020          208,125
                                                            147,571      12.00            6/01/2013 - 6/01/2020           164,307
                                                            257,391      12.50            12/01/2015 - 7/01/2019          283,464
                                                            437,384      13.00            9/01/2010 - 2/01/2016           488,044
                                                              3,959     751.00 (1)(3)           2/15/2022                  57,408


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Schedule of Investments (continued)
                                                           Face         Interest            Original Maturity
Issue                                                     Amount          Rate                   Date(s)                 Value
U.S. Government Agency Mortgage-Backed Obligations* (concluded)

Ginnie Mae MBS Certificates                           $ 137,230,380       0.778% (1)(3)         1/16/2045         $     7,713,720
                                                         34,965,964       1.012 (1)(3)          6/16/2045               2,476,290
                                                         59,654,104       1.033 (1)(3)          1/16/2044               3,045,342
                                                        167,644,987       1.065 (1)(3)          9/16/2044               9,134,975
                                                         47,807,269       5.00            12/15/2034 - 1/15/2035       48,001,916
                                                          9,630,900       5.10           10/15/2007 - 12/01/2015        9,867,627
                                                         12,527,200       5.11            8/01/2045 - 1/15/2047        12,743,695
                                                         20,302,314       5.50            7/15/2006 - 11/30/2045       21,483,796
                                                         12,931,460       5.60                  1/15/2009              13,794,634
                                                          7,846,700       5.70            3/01/2015 - 8/15/2046         8,363,649
                                                         49,061,300       5.80                  4/15/2046              52,708,027
                                                          2,528,362       6.00            5/15/2024 - 11/15/2031        2,610,118
                                                         34,553,684       6.09                  10/15/2008             37,897,444
                                                         20,693,480       6.50            10/15/2023 - 3/15/2032       21,606,276
                                                          4,982,535       7.00            4/15/2023 - 4/15/2032         5,243,369
                                                          5,714,414       7.50            2/15/2025 - 12/15/2031        6,090,616
                                                          2,849,348      10.00            2/15/2016 - 12/15/2021        3,210,163
                                                             26,274      10.50            1/15/2016 - 4/15/2021            29,911
                                                                 59      11.00                  1/15/2016                      65

Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$957,753,409)--56.6%                                  963,777,983


U.S. Government Agency Mortgage-Backed Obligations*--Collateralized Mortgage Obligations--18.2%

Fannie Mae Guaranteed Pass-Through Certificates          19,561,143       3.781 (1)             4/25/2035              19,570,098
                                                          6,968,291       3.941 (1)             12/25/2017              6,921,720
                                                         19,365,734       3.941 (1)             6/25/2028              19,394,955
                                                         21,556,290       4.041 (1)             10/25/2031             21,670,846
                                                          5,952,029       5.50                  11/25/2022              6,014,414
                                                          1,397,752       7.25                  3/25/2026               1,469,870

Freddie Mac Mortgage Participation Certificates           6,505,774       2.37                  12/15/2009              6,367,154
                                                         28,024,793       3.921 (1)             7/15/2028              27,973,015
                                                            486,974      10.00 (1)              2/15/2022                 486,985

Ginnie Mae MBS Certificates                              40,000,000       3.225                 9/16/2021              38,810,848
                                                          9,709,157       3.878                 12/16/2019              9,569,380
                                                          4,564,090       4.25 (1)              4/16/2045               4,047,266
                                                         39,180,573       4.368                 11/16/2030             38,735,611
                                                          8,400,000       4.522 (1)             2/16/2028               8,325,752
                                                          5,117,382       4.65 (1)              1/16/2045               4,742,790
                                                         20,000,000       4.658                 12/16/2030             19,976,120
                                                          5,500,000       4.723                 10/03/2022              5,326,191
                                                         10,000,000       4.816 (1)             10/16/2029             10,118,750
                                                          8,000,000       4.917 (1)             2/16/2032               8,095,878
                                                          8,656,912       4.959 (1)             3/16/2046               8,675,849
                                                         10,000,000       5.042                 1/16/2029              10,227,402
                                                          2,822,501       5.175 (1)             12/16/2044              2,986,825
                                                         10,000,000       5.252 (1)             1/16/2034              10,375,538
                                                         20,000,000       5.499 (1)             8/16/2027              20,944,310

Total U.S. Government Agency Mortgage-Backed Obligations--Collateralized Mortgage Obligations
(Cost--$309,687,234)--18.2%                                                                                           310,827,567


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Schedule of Investments (continued)
                   Face
                  Amount      Issue                                                                                      Value
Non-U.S. Government Agency Mortgage-Backed Securities*--Collateralized Mortgage Obligations--11.4%

            $   11,250,000    Ameriquest Mortgage Securities, Inc. Series 2004-IA1 Class M1, 4.441%
                              due 9/25/2034 (1)                                                                   $    11,314,440
                47,823,000    Bear Stearns Adjustable Rate Mortgage Trust Series 2004-4 Class A4, 3.515%
                              due 6/25/2034 (1)                                                                        46,660,820
                 5,527,926    Centex Home Equity Series 2004-B Class AV1, 3.841% due 3/25/2034 (1)                      5,530,594
                11,142,232    Countrywide Home Equity Loan Trust Series 2004-K Class 2A, 3.871% due 2/15/2034 (1)      11,162,125
                20,000,000    GS Mortgage Securities Corp. II Series 2005-GG4 Class A2, 4.475% due 7/10/2039           19,997,353
                13,128,000    JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2 Class A2,
                              4.575% due 7/15/2042                                                                     13,162,699
                19,000,000    Mastr Asset Backed Securities Trust Series 2004-HE1 Class A3, 4.001% due 9/25/2034 (1)   19,026,129
                17,095,000    New Century Home Equity Loan Trust Series 2004-3 Class A5, 3.991% due 11/25/2034 (1)     17,137,737
                 8,000,000    Residential Asset Mortgage Products, Inc. Series 2004-RS9 Class AII2, 3.981%
                              due 5/25/2034 (1)                                                                         8,038,060
                 7,719,077    Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Class A2, 3.891%
                              due 2/25/2034 (1)                                                                         7,718,774
                15,252,548    Washington Mutual Series 2004-AR12 Class A3, 3.76% due 10/25/2044 (1)                    15,373,394
                19,000,000    Wells Fargo Home Equity Trust Series 2004-2 Class A32, 3.981% due 2/25/2032 (1)          19,061,535

Total Non-U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations
(Cost--$194,108,737)--11.4%                                                                                           194,183,660



Short-Term Securities--5.0%

Repurchase      59,100,000    Credit Suisse First Boston Corp., purchased on 8/31/2005 to yield  3.59% to 9/01/2005,
Agreement                     repurchase price $59,105,894, collateralized by FNMA, 4.756% to 5.113% due 2/01/2025
                              to 5/01/2035                                                                             59,100,000


                Beneficial
                  Interest
            $   26,372,500    Merrill Lynch Liquidity Series, LLC Money Market Series (a)(b)                           26,372,500

Total Short-Term Securities (Cost--$85,472,500)--5.0%                                                                  85,472,500

Total Investments (Cost--$1,773,624,287)--104.8%                                                                    1,785,814,934



                 Number of
               Contracts++    Options Written
Call Options            89    1-Year Swaption, expiring January 2006 at 4.25% Broker UBS Warburg (2)                    (186,900)
Written               12.5    10-Year Swaption, expiring September 2005 at 4.67% Broker JPMorgan Chase (2)              (232,050)
                      12.5    10-Year Swaption, expiring September 2005 at 4.72% Broker Lehman Brothers (2)             (272,950)
                      12.5    10-Year Swaption, expiring September 2005 at 4.785% Broker JPMorgan Chase (2)             (335,363)
                      12.5    10-Year Swaption, expiring September 2005 at 4.88% Broker Lehman Brothers Special
                              Finance (2)                                                                               (430,987)
                        25    3-Month Swaption, expiring November 2005 at 4.205% Broker Credit Suisse First
                              Boston (2)                                                                                (115,250)

Put Options             89    1-Year Swaption, expiring January 2006 at 4.25% Broker UBS Warburg (2)                    (160,200)
Written               12.5    10-Year Swaption, expiring September 2005 at 4.67% Broker JPMorgan Chase (2)               (19,237)
                      12.5    10-Year Swaption, expiring September 2005 at 4.72% Broker Lehman Brothers (2)                 (125)
                      12.5    10-Year Swaption, expiring September 2005 at 4.785% Broker JPMorgan Chase (2)               (4,900)
                      12.5    10-Year Swaption, expiring September 2005 at 4.88% Broker Lehman Brothers Special
                              Finance (2)                                                                                    (13)
                        25    3-Month Swaption, expiring November 2005 at 5.105% Broker Credit Suisse First Boston (2)   (31,375)

Total Options Written (Premiums Received--$1,261,825)--(0.1%)                                                         (1,789,350)

Total Investments, Net of Options Written--(Cost--$1,772,362,462**)--104.7%                                         1,784,025,584
Liabilities in Excess of Other Assets--(4.7%)                                                                        (79,575,549)
                                                                                                                  ---------------
Net Assets--100.0%                                                                                                $ 1,704,450,035
                                                                                                                  ===============


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Schedule of Investments (continued)


 ++ One contract represents a notional amount of $1,000,000.

  * Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

 ** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of August 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $   1,772,431,642
                                                  =================
    Gross unrealized appreciation                 $      18,096,572
    Gross unrealized depreciation                       (6,502,630)
                                                  -----------------
    Net unrealized appreciation                   $      11,593,942
                                                  =================

(1) Floating rate note.

(2) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(3) Represents the interest only portion of a mortgage-backed obligation.

(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                    Interest/
                                                      Net            Dividend
    Affiliate                                       Activity          Income


    Merrill Lynch Liquidity Series, LLC
       Money Market Series                      $  26,372,500        $  85,413
    Merrill Lynch Premier Institutional
       Fund                                      (10,600,000)        $  27,161


(b) Security was purchased with the cash proceeds from securities loans.

(c) Security, or a portion of security, is on loan.

    Swaps outstanding as of August 31, 2005 were as follows:


                                                                 Unrealized
                                               Notional         Appreciation
                                                Amount         (Depreciation)

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month USD LIBOR minus 0.10%

    Broker, Lehman Brothers
    Special Finance
    Expires September 2005                      $100,000,000               --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month USD LIBOR minus 0.12%

    Broker, UBS Warburg
    Expires November 2005                       $ 50,000,000               --


    Swaps outstanding as of August 31, 2005 (continued):

                                                                 Unrealized
                                               Notional         Appreciation
                                                Amount         (Depreciation)

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month USD LIBOR minus 0.03%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2005                       $100,000,000               --

    Pay a fixed rate of 3.4775% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires September 2008                      $ 40,000,000      $  848,924

    Pay a fixed rate of 4.635% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2010                          $ 10,000,000        (152,045)

    Pay a fixed rate of 4.53% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, HSBC Bank USA
    Expires August 2010                         $ 10,000,000        (109,026)

    Pay a fixed rate of 4.76% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, Credit Suisse First Boston
    International
    Expires June 2015                           $ 40,000,000      (1,023,358)

    Pay a fixed rate of 4.811% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires September 2015                       $ 8,500,000        (241,026)

    Pay a fixed rate of 5.145% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires September 2015                       $45,000,000      (2,480,310)



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Schedule of Investments (concluded)


    Swaps outstanding as of August 31, 2005 (concluded):


                                                                 Unrealized
                                               Notional         Appreciation
                                                Amount         (Depreciation)

    Pay a fixed rate of 4.794% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires September 2015                       $12,000,000     $  (323,928)

    Pay a fixed rate of 5.014% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, JPMorgan Chase Bank
    Expires September 2015                       $ 7,000,000        (340,487)

    Pay a fixed rate of 4.739% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, JPMorgan Chase Bank
    Expires September 2015                       $12,000,000        (271,044)



                                                                 Unrealized
                                               Notional         Appreciation
                                                Amount         (Depreciation)

    Pay a fixed rate of 5.2265% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, JPMorgan Chase Bank
    Expires September 2015                       $35,000,000     $(2,157,680)

    Pay a fixed rate of 4.72% and
    receive a floating rate based on
    3-month USD LIBOR

    Broker, Citibank N.A.
    Expires September 2015                       $ 6,500,000        (141,245)

    Receive a fixed rate of 4.88% and
    pay a floating rate based on
    3-month USD LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires September 2015                       $43,800,000          520,110
                                                                 ------------
    Total                                                        $(5,871,115)
                                                                 ============


    See Notes to Financial Statements.



Portfolio Information as of August 31, 2005


                                                       Percent of
Asset Mix                                          Total Investments

U.S. Government Agency Mortgage-Backed
    Obligations                                           54.0%
U.S. Government Agency Mortgage-Backed
    Obligations--Collateralized Mortgage
    Obligations                                           17.4
U.S. Government & Agency Obligations                      13.0
Non-U.S. Government Agency Mortgage-Backed
    Securities--Collateralized Mortgage
    Obligations                                           10.9
Other*                                                     4.7


 * Includes portfolio holdings in short-term investments and options.



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Statement of Assets and Liabilities

As of August 31, 2005
Assets

           Investments in unaffiliated securities, at value (including securities loaned
           of $25,814,360) (identified cost--$1,747,251,787)                                                      $ 1,759,442,434
           Investment in affiliated securities, at value (identified cost--$26,372,500)                                26,372,500
           Cash                                                                                                            42,475
           Receivables:
               Securities sold                                                                 $    35,339,532
               Interest                                                                              7,667,865
               Beneficial interest sold                                                              2,079,368
               Principal paydowns                                                                      746,788
               Securities lending                                                                        7,036         45,840,589
                                                                                               ---------------
           Prepaid expenses and other assets                                                                              161,539
                                                                                                                  ---------------
           Total assets                                                                                             1,831,859,537
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                   26,372,500
           Options written, at value (premiums received--$1,261,825)                                                    1,789,350
           Unrealized depreciation on swaps--net                                                                        5,871,115
           Payables:
               Securities purchased                                                                 84,280,422
               Beneficial interest redeemed                                                          5,302,785
               Dividends to shareholders                                                             1,170,762
               Other affiliates                                                                        651,726
               Distributor                                                                             552,336
               Investment adviser                                                                      523,539
               Swaps                                                                                   319,854         92,801,424
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         575,113
                                                                                                                  ---------------
           Total liabilities                                                                                          127,409,502
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $ 1,704,450,035
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      $     7,493,996
           Class B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                            3,241,153
           Class C Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                            2,414,861
           Class I Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                            3,259,455
           Class R Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                              193,665
           Paid-in capital in excess of par                                                                         1,677,555,686
           Undistributed investment income--net                                                $     1,278,118
           Undistributed realized capital gains--net                                                 3,221,094
           Unrealized appreciation--net                                                              5,792,007
                                                                                               ---------------
           Total accumulated earnings--net                                                                             10,291,219
                                                                                                                  ---------------
           Net Assets                                                                                             $ 1,704,450,035
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $769,308,521 and 74,939,955 shares of beneficial
           interest outstanding                                                                                   $         10.27
                                                                                                                  ===============
           Class B--Based on net assets of $332,743,783 and 32,411,533 shares of beneficial
           interest outstanding                                                                                   $         10.27
                                                                                                                  ===============
           Class C--Based on net assets of $247,884,080 and 24,148,608 shares of beneficial
           interest outstanding                                                                                   $         10.26
                                                                                                                  ===============
           Class I--Based on net assets of $334,660,003 and 32,594,545 shares of beneficial
           interest outstanding                                                                                   $         10.27
                                                                                                                  ===============
           Class R--Based on net assets of $19,853,648 and 1,936,645 shares of beneficial
           interest outstanding                                                                                   $         10.25
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Statement of Operations

For the Year Ended August 31, 2005
Investment Income

           Interest                                                                                               $    74,077,111
           Securities lending--net                                                                                        112,574
                                                                                                                  ---------------
           Total income                                                                                                74,189,685
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     8,415,026
           Account maintenance and distribution fees--Class B                                        2,876,960
           Account maintenance and distribution fees--Class C                                        2,183,795
           Account maintenance fees--Class A                                                         1,926,502
           Transfer agent fees--Class A                                                              1,694,288
           Transfer agent fees--Class B                                                                918,313
           Transfer agent fees--Class I                                                                797,364
           Transfer agent fees--Class C                                                                668,694
           Accounting services                                                                         507,716
           Custodian fees                                                                              195,412
           Printing and shareholder reports                                                            109,451
           Professional fees                                                                            92,399
           Registration fees                                                                            90,825
           Pricing fees                                                                                 86,878
           Account maintenance and distribution fees--Class R                                           69,281
           Trustees' fees and expenses                                                                  55,819
           Transfer agent fees--Class R                                                                 30,761
           Other                                                                                       224,951
                                                                                               ---------------
           Total expenses                                                                                              20,944,435
                                                                                                                  ---------------
           Investment income--net                                                                                      53,245,250
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                     23,981,712
               Futures contracts and swaps--net                                                      (791,510)
               Options written--net                                                                  2,416,691         25,606,893
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                   (19,323,623)
               Futures contracts and swaps--net                                                    (5,285,654)
               Options written--net                                                                  (527,525)       (25,136,802)
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                        470,091
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    53,715,341
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                   2005                2004
Operations

           Investment income--net                                                              $    53,245,250    $    50,565,902
           Realized gain--net                                                                       25,606,893         10,222,989
           Change in unrealized appreciation/depreciation--net                                    (25,136,802)         27,462,524
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     53,715,341         88,251,415
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
           Class A                                                                                (27,412,537)       (23,500,858)
           Class B                                                                                (11,609,588)       (11,684,031)
           Class C                                                                                 (8,117,957)        (7,884,557)
           Class I                                                                                (13,783,700)       (10,070,313)
           Class R                                                                                   (467,783)           (83,884)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                    (61,391,565)       (53,223,643)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Net decrease in net assets derived from beneficial interest transactions              (184,361,007)      (328,542,585)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                          (192,037,231)      (293,514,813)
           Beginning of year                                                                     1,896,487,266      2,190,002,079
                                                                                               ---------------    ---------------
           End of year*                                                                        $ 1,704,450,035    $ 1,896,487,266
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     1,278,118    $     7,020,261
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.31    $    10.13   $    10.25   $     9.95   $     9.44
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                      .32++         .27++          .32          .43          .55
           Realized and unrealized gain (loss)--net                      .01           .19        (.12)          .30          .51
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .33           .46          .20          .73         1.06
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.37)         (.28)        (.32)        (.43)        (.55)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.27    $    10.31   $    10.13   $    10.25   $     9.95
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          3.22%         4.63%        1.93%        7.54%       11.49%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.01%          .98%         .95%         .97%        1.00%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      3.11%         2.65%        3.09%        4.30%        5.59%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  769,309    $  798,279   $  855,543   $  819,410   $  729,136
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        336.73%       508.54%      428.59%      426.77%      199.30%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.31    $    10.13   $    10.26   $     9.95   $     9.44
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                      .26++         .22++          .26          .38          .50
           Realized and unrealized gain (loss)--net                      .01           .19        (.13)          .31          .51
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .27           .41          .13          .69         1.01
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.31)         (.23)        (.26)        (.38)        (.50)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.27    $    10.31   $    10.13   $    10.26   $     9.95
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          2.68%         4.09%        1.40%        6.99%       10.91%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.53%         1.50%        1.47%        1.49%        1.52%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      2.55%         2.14%        2.58%        3.76%        5.07%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  332,744    $  438,679   $  591,435   $  613,282   $  466,432
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        336.73%       508.54%      428.59%      426.77%      199.30%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.31    $    10.13   $    10.25   $     9.95   $     9.44
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                      .26++         .21++          .26          .37          .49
           Realized and unrealized gain (loss)--net                   --++++           .19        (.12)          .30          .51
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .26           .40          .14          .67         1.00
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.31)         (.22)        (.26)        (.37)        (.49)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.26    $    10.31   $    10.13   $    10.25   $     9.95
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          2.53%         4.03%        1.35%        6.94%       10.86%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.59%         1.55%        1.52%        1.54%        1.57%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      2.51%         2.09%        2.52%        3.40%        5.00%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  247,884    $  301,532   $  414,539   $  384,119   $   56,706
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        336.73%       508.54%      428.59%      426.77%      199.30%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ Amount is less than $0.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Financial Highlights (continued)
                                                                                              Class I

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.31    $    10.13   $    10.26   $     9.95   $     9.44
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                      .35++         .29++          .34          .46          .57
           Realized and unrealized gain (loss)--net                   --++++           .20        (.13)          .31          .51
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .35           .49          .21          .77         1.08
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.39)         (.31)        (.34)        (.46)        (.57)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.27    $    10.31   $    10.13   $    10.26   $     9.95
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          3.47%         4.89%        2.08%        7.91%       11.77%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                     .76%          .73%         .70%         .72%         .75%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      3.38%         2.89%        3.34%        4.53%        5.84%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  334,660    $  349,958   $  328,408   $  296,305   $  234,930
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        336.73%       508.54%      428.59%      426.77%      199.30%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ Amount is less than $0.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Financial Highlights (concluded)
                                                                                                         Class R

                                                                                                                   For the Period
                                                                                                                     January 3,
                                                                                            For the Year Ended       2003++ to
The following per share data and ratios have been derived                                       August 31,           August 31,
from information provided in the financial statements.                                      2005           2004         2003
Per Share Operating Performance

           Net asset value, beginning of period                                         $     10.29    $     10.12    $     10.31
                                                                                        -----------    -----------    -----------
           Investment income--net                                                           .31++++        .23++++            .24
           Realized and unrealized gain (loss)--net                                           (.01)            .20          (.19)
                                                                                        -----------    -----------    -----------
           Total from investment operations                                                     .30            .43            .05
                                                                                        -----------    -----------    -----------
           Less dividends from investment income--net                                         (.34)          (.26)          (.24)
                                                                                        -----------    -----------    -----------
           Net asset value, end of period                                               $     10.25    $     10.29    $     10.12
                                                                                        ===========    ===========    ===========

Total Investment Return**

           Based on net asset value per share                                                 2.96%          4.34%        .44%+++
                                                                                        ===========    ===========    ===========

Ratios to Average Net Assets

           Expenses                                                                           1.27%          1.21%         1.23%*
                                                                                        ===========    ===========    ===========
           Investment income--net                                                             2.97%          2.25%         2.81%*
                                                                                        ===========    ===========    ===========

Supplemental Data

           Net assets, end of period (in thousands)                                     $    19,854    $     8,040    $        77
                                                                                        ===========    ===========    ===========
           Portfolio turnover                                                               336.73%        508.54%        428.59%
                                                                                        ===========    ===========    ===========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

          ++++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S. Government Fund (the "Fund")(formerly Merrill Lynch U.S. Government Mortgage Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income and extended delivery fees are recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Notes to Financial Statements (continued)


(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(j) Reclassification--U.S. generally accepted accounting prinicples require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,404,172 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to swap agreements. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates:

Portion of Average Daily Value of Net Assets:              Rate

Not exceeding $500 million                                .500%
In excess of $500 million but not
   exceeding $1 billion                                   .475%
In excess of $1 billion but not
   exceeding $1.5 billion                                 .450%
In excess of $1.5 billion but not
   exceeding $2 billion                                   .425%
In excess of $2 billion but not
   exceeding $2.5 billion                                 .400%
In excess of $2.5 billion but not
   exceeding $3.5 billion                                 .375%
In excess of $3.5 billion but not
   exceeding $5 billion                                   .350%
In excess of $5 billion but not
   exceeding $6.5 billion                                 .325%
Exceeding $6.5 billion                                    .300%


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Account
                                  Maintenance      Distribution
                                          Fee               Fee

Class A                                  .25%                --
Class B                                  .25%              .50%
Class C                                  .25%              .55%
Class R                                  .25%              .25%



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended August 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                         FAMD            MLPF&S

Class A                             $   2,628        $   27,255
Class I                             $       4        $       63


For the year ended August 31, 2005, MLPF&S received contingent deferred sales charges of $500,249 and $5,562 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,513 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended August 31, 2005, MLIM, LLC received $46,296 in securities lending agent fees.

For the year ended August 31, 2005, the Fund reimbursed MLIM $40,937 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases (including pay-ups) and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2005 were $5,674,995,334 and $5,950,413,865, respectively.

Transactions in call and put options written for the year ended August 31, 2005 were as follows:

Call Options                               Number of           Premiums
Written                                   Contracts*           Received

Outstanding call options written,
   beginning of year                              --                 --
Options written                                2,701    $     2,689,063
Options expired                              (2,400)        (1,078,500)
Options closed                                 (137)        (1,082,813)
                                      --------------    ---------------
Outstanding call options written,
   end of year                                   164    $       527,750
                                      ==============    ===============

 * One contract represents a notional amount of $1,000,000.



Put Options                                Number of           Premiums
Written                                   Contracts*           Received

Outstanding put options written,
   beginning of year                              --                 --
Options sold                                     851    $     3,589,220
Options expired                                (500)           (76,875)
Options closed                                 (187)        (2,778,270)
                                      --------------    ---------------
Outstanding put options written,
   end of year                                   164    $       734,075
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $184,361,007 and $328,542,585 for the years ended August 31, 2005 and August 31, 2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               13,755,263    $   141,240,518
Automatic conversion of shares             1,537,836         15,782,440
Shares issued to shareholders
   in reinvestment of dividends            1,088,754         11,168,893
                                      --------------    ---------------
Total issued                              16,381,853        168,191,851
Shares redeemed                         (18,900,986)      (194,005,389)
                                      --------------    ---------------
Net decrease                             (2,519,133)    $  (25,813,538)
                                      ==============    ===============



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Notes to Financial Statements (continued)


Class A Shares for the Year                                      Dollar
Ended August 31, 2004                         Shares             Amount

Shares sold                               15,955,583    $   163,141,791
Automatic conversion of shares             2,043,991         20,880,726
Shares issued to shareholders
   in reinvestment of dividends            1,004,421         10,285,233
                                      --------------    ---------------
Total issued                              19,003,995        194,307,750
Shares redeemed                         (26,004,015)      (265,728,253)
                                      --------------    ---------------
Net decrease                             (7,000,020)    $  (71,420,503)
                                      ==============    ===============


Class B Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                3,965,033    $    40,697,638
Shares issued to shareholders
   in reinvestment of dividends              832,873          8,544,862
                                      --------------    ---------------
Total issued                               4,797,906         49,242,500
                                      --------------    ---------------
Shares redeemed                         (13,411,984)      (137,655,114)
Automatic conversion of shares           (1,537,822)       (15,782,440)
                                      --------------    ---------------
Total redeemed                          (14,949,806)      (153,437,554)
                                      --------------    ---------------
Net decrease                            (10,151,900)    $ (104,195,054)
                                      ==============    ===============


Class B Shares for the Year                                      Dollar
Ended August 31, 2004                         Shares             Amount

Shares sold                                5,582,565     $   57,115,360
Shares issued to shareholders
   in reinvestment of dividends              844,324          8,648,702
                                      --------------    ---------------
Total issued                               6,426,889         65,764,062
                                      --------------    ---------------
Automatic conversion of shares           (2,043,898)       (20,880,726)
Shares redeemed                         (20,203,533)      (206,479,766)
                                      --------------    ---------------
Total redeemed                          (22,247,431)      (227,360,492)
                                      --------------    ---------------
Net decrease                            (15,820,542)    $ (161,596,430)
                                      ==============    ===============


Class C Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                4,015,656    $    41,183,291
Shares issued to shareholders
   in reinvestment of dividends              592,719          6,079,698
                                      --------------    ---------------
Total issued                               4,608,375         47,262,989
Shares redeemed                          (9,720,117)       (99,718,766)
                                      --------------    ---------------
Net decrease                             (5,111,742)    $  (52,455,777)
                                      ==============    ===============


Class C Shares for the Year                                      Dollar
Ended August 31, 2004                         Shares             Amount

Shares sold                                3,281,754    $    33,583,925
Shares issued to shareholders
   in reinvestment of dividends              566,068          5,796,384
                                      --------------    ---------------
Total issued                               3,847,822         39,380,309
Shares redeemed                         (15,513,398)      (158,579,358)
                                      --------------    ---------------
Net decrease                            (11,665,576)    $ (119,199,049)
                                      ==============    ===============


Class I Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               14,818,949    $   152,032,859
Shares issued to shareholders
   in reinvestment of dividends               41,103            421,526
                                      --------------    ---------------
Total issued                              14,860,052        152,454,385
Shares redeemed                         (16,211,687)      (166,192,288)
                                      --------------    ---------------
Net decrease                             (1,351,635)    $  (13,737,903)
                                      ==============    ===============


Class I Shares for the Year                                      Dollar
Ended August 31, 2004                         Shares             Amount

Shares sold                               11,818,884    $   120,972,566
Shares issued to shareholders
   in reinvestment of dividends               41,314            423,214
                                      --------------    ---------------
Total issued                              11,860,198        121,395,780
Shares redeemed                         (10,323,699)      (105,644,634)
                                      --------------    ---------------
Net increase                               1,536,499    $    15,751,146
                                      ==============    ===============


Class R Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                1,626,211    $    16,665,960
Shares issued to shareholders
   in reinvestment of dividends               43,218            442,418
                                      --------------    ---------------
Total issued                               1,669,429         17,108,378
Shares redeemed                            (514,000)        (5,267,113)
                                      --------------    ---------------
Net increase                               1,155,429    $    11,841,265
                                      ==============    ===============


Class R Shares for the Year                                      Dollar
Ended August 31, 2004                         Shares             Amount

Shares sold                                  949,466    $     9,714,926
Shares issued to shareholders
   in reinvestment of dividends                7,660             78,178
                                      --------------    ---------------
Total issued                                 957,126          9,793,104
Shares redeemed                            (183,511)        (1,870,853)
                                      --------------    ---------------
Net increase                                 773,615    $     7,922,251
                                      ==============    ===============



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2005.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 was as follows:


                                           8/31/2005          8/31/2004

Distributions paid from:
   Ordinary income                    $   61,391,565    $    53,223,643
                                      --------------    ---------------
Total taxable distributions           $   61,391,565    $    53,223,643
                                      ==============    ===============


As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $     4,583,224
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             4,583,224
Capital loss carryforward                                            --
Unrealized gains--net                                        5,707,995*
                                                        ---------------
Total accumulated earnings--net                         $    10,291,219
                                                        ===============

*The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.




MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch U.S. Government Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Government Fund (formerly Merrill Lynch U.S. Government Mortgage Fund) as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S. Government Fund as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 25, 2005



Important Tax Information (unaudited)


Of the ordinary income distributions paid monthly by Merrill Lynch U.S. Government Fund during the taxable year ended August 31, 2005, 4.20% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.



MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Officers and Trustees
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)   Length of                                                Fund Complex    Directorships
                        Held with     Time                                                     Overseen by     Held by
Name, Address & Age     Fund          Served    Principal Occupation(s) During Past 5 Years    Trustee         Trustee
Interested Trustee


Robert C. Doll, Jr.*    President     2005 to   President of the MLIM/FAM-advised funds since  130 Funds       None
P.O. Box 9011           and           present   2005; President of MLIM and FAM since 2001;    175 Portfolios
Princeton,              Trustee                 Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                   to 2001 and Senior Vice President from 1999
Age: 51                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since
                                                2001; President of Princeton Administrators,
                                                L.P. ("Princeton Administrators") since 2001;
                                                Chief Investment Officer of Oppenheimer Funds,
                                                Inc. in 1999 and Executive Vice President
                                                thereof from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.



Independent Trustees*


James H. Bodurtha**     Trustee       2002 to   Director, The China Business Group, Inc.       39 Funds        None
P.O. Box 9095                         present   since 1996 and Executive Vice President        59 Portfolios
Princeton,                                      thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                   Board, Berkshire Holding Corporation since
Age: 61                                         1980; Partner, Squire, Sanders & Dempsey
                                                from 1980 to 1993.


Kenneth A. Froot        Trustee       2005 to   Professor, Harvard University since 1992;      39 Funds        None
P.O. Box 9095                         present   Professor, Massachusetts Institute of          59 Portfolios
Princeton,                                      Technology from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**            Trustee       1994 to   Member of the Committee of Investment of       39 Funds        Kimco Realty
P.O. Box 9095                         present   Employee Benefit Assets of the Association     59 Portfolios   Corporation
Princeton,                                      of Financial Professionals ("CIEBA") since
NJ 08543-9095                                   1986; Member of CIEBA's Executive Committee
Age: 70                                         since 1988 and its Chairman from 1991 to 1992;
                                                Assistant Treasurer of International Business
                                                Machines Corporation ("IBM") and Chief
                                                Investment Officer of IBM Retirement Funds
                                                from 1986 to 1993; Member of the Investment
                                                Advisory Committee of the State of New York
                                                Common Retirement Fund since 1989; Member
                                                of the Investment Advisory Committee of the
                                                Howard Hughes Medical Institute from 1997 to
                                                2000; Director, Duke University Management
                                                Company from 1992 to 2004, Vice Chairman
                                                thereof from 1998 to 2004, and Director Emeritus
                                                thereof since 2004; Director, LaSalle Street Fund
                                                from 1995 to 2001; Director, Kimco Realty
                                                Corporation since 1997; Member of the Investment
                                                Advisory Committee of the Virginia Retirement
                                                System since 1998, Vice Chairman thereof from
                                                2002 to 2005, and Chairman thereof since 2005;
                                                Director, Montpelier Foundation since 1998 and
                                                its Vice Chairman since 2000; Member of the
                                                Investment Committee of the Woodberry Forest
                                                School since 2000; Member of the Investment
                                                Committee of the National Trust for Historic
                                                Preservation since 2000.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Officers and Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)   Length of                                                Fund Complex    Directorships
                        Held with     Time                                                     Overseen by     Held by
Name, Address & Age     Fund          Served    Principal Occupation(s) During Past 5 Years    Trustee         Trustee
Independent Trustees* (concluded)


Herbert I. London       Trustee       2002 to   John M. Olin Professor of Humanities, New      39 Funds        None
P.O. Box 9095                         present   York University since 1993 and Professor       59 Portfolios
Princeton,                                      thereof since 1980; President, Hudson
NJ 08543-9095                                   Institute since 1997 and Trustee thereof since
Age: 66                                         1980; Dean, Gallatin Division of New York
                                                University from 1976 to 1993; Distinguished
                                                Fellow, Herman Kahn Chair, Hudson Institute
                                                from 1984 to 1985; Director, Damon Corp. from
                                                1991 to 1995; Overseer, Center for Naval
                                                Analyses from 1983 to 1993.


Roberta Cooper Ramo     Trustee       2002 to   Shareholder, Modrall, Sperling, Roehl,         39 Funds        None
P.O. Box 9095                         present   Harris & Sisk, P.A. since 1993; President,     59 Portfolios
Princeton,                                      American Bar Association from 1995 to 1996
NJ 08543-9095                                   and Member of the Board of Governors thereof
Age: 63                                         from 1994 to 1997; Shareholder, Poole, Kelly
                                                & Ramo, Attorneys at Law, P.C. from 1977 to
                                                1993; Director of ECMC Group (service provider
                                                to students, schools and lenders) since 2001;
                                                Director, United New Mexico Bank (now Wells
                                                Fargo) from 1983 to 1988; Director, First
                                                National Bank of New Mexico (now Wells Fargo)
                                                from 1975 to 1976; Vice President, American
                                                Law Institute since 2004.


Robert S. Salomon, Jr.  Trustee       1996 to   Principal of STI Management (investment        39 Funds        None
P.O. Box 9095                         present   adviser) since 1994; Chairman and CEO of       59 Portfolios
Princeton,                                      Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                   1992 to 1995; Chairman of Salomon Brothers
Age: 68                                         Equity Mutual Funds from 1992 to 1995; regular
                                                columnist with Forbes Magazine from 1992 to
                                                2002; Director of Stock Research and U.S. Equity
                                                Strategist at Salomon Brothers Inc. from 1975 to
                                                1991; Trustee, Commonfund from 1980 to 2001.


Stephen B. Swensrud     Trustee       1984 to   Chairman of Fernwood Advisors, Inc.            40 Funds        None
P.O. Box 9095                         present   (investment adviser) since 1996; Principal,    60 Portfolios
Princeton,                                      Fernwood Associates (financial consultants)
NJ 08543-9095                                   since 1975; Chairman of R.P.P. Corporation
Age: 72                                         (manufacturing company) since 1978; Director
                                                of International Mobile Communications, Inc.
                                                (telecommunications) since 1998.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board and of the Audit Committee.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Officers and Trustees (concluded)

                        Position(s)   Length of
                        Held with     Time
Name, Address & Age     Fund          Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice          1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President     present   Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and           and       since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer     1999 to   President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIMfrom
Age: 45                               present   1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Thomas F. Musmanno      Vice          2005 to   Director of MLIM since 2004; Vice President of MLIM from 1996 to 2004;
P.O. Box 9011           President     present   Derivatives and Structured Products Specialist with MLIM from 2000 to 2002;
Princeton,                                      Portfolio Manager with MLIM since 1996.
NJ 08543-9011
Age: 36


Laura Powers            Vice          2005 to   Director of MLIM since 1998; Vice President of MLIM from 1993 to 1997; Portfolio
P.O. Box 9011           President     present   Manager with MLIM since 1992.
Princeton,
NJ 08543-9011
Age: 42


Frank Viola             Vice          1992 to   Managing Director of MLIM since 2002; Head of the Global Fixed Income Structured
P.O. Box 9011           President     present   Asset Team since 2002; Director (Global Fixed Income) of MLIM from 2000 to 2001
Princeton,                                      and Vice President from 1997 to 2000.
NJ 08543-9011
Age: 40


Jeffrey Hiller          Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance    present   and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                         present   2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45

 * Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH U.S. GOVERNMENT FUND                              AUGUST 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -        Fiscal Year Ending August 31, 2005 - $48,000
                                   Fiscal Year Ending August 31, 2004 - $45,000

           (b) Audit-Related Fees -Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           (c) Tax Fees -          Fiscal Year Ending August 31, 2005 - $7,300
                                   Fiscal Year Ending August 31, 2004 - $7,800

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -    Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2005 - $7,377,027
               Fiscal Year Ending August 31, 2004 - $14,913,836

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. Government Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S. Government Fund, Inc.


Date: October 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S. Government Fund, Inc.


Date: October 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. Government Fund, Inc.


Date: October 19, 2005